SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       -----------------------------------


        Date of Report (Date of earliest event reported): March 22, 1999

                        UNITED STATES FILTER CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                 1-10728                33-0266015
    (State or other          (Commission file         (IRS employer
    jurisdiction of              number)           identification no.)
     incorporation)


40-004 Cook Street Palm Desert, California                   92211
(Address of principal executive offices)                   (Zip code)


               Registrant's telephone number, including area code:
                                 (760) 340-0098

Item 1.   Change in Control of Registrant.
------------------------------------------

            On March 22, 1999, the registrant announced that it had entered into a definitive merger agreement with Vivendi, a French societe anonyme, providing for Vivendi's acquisition of all outstanding common stock of the registrant at $31.50 per share in cash. The transaction is structured as a cash tender offer for all outstanding shares to be followed by a merger. The registrant also announced that, in connection with the merger agreement, it had granted Vivendi an option to purchase newly issued shares equivalent to 19.9% of the registrant's outstanding common stock at the tender offer price.

            The merger agreement, the stock option agreement and the press release are filed as exhibits to this Form 8-K, are incorporated by reference into the text of this Item 1 and qualify the description in this Item 1 in its entirety.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

      (c)   Exhibits.

      2.01 Agreement and Plan of Merger dated as of March 22, 1999 by and among Vivendi, its wholly owned subsidiary EAU Acquisition Corp. and United States Filter Corporation (filed herewith).*

      2.02     Stock  Option   Agreement  dated  as  of  March 22, 1999  by  and
               between United States Filter Corporation and Vivendi (filed herewith).

      99.01    Press Release dated March 22, 1999 (filed herewith).

      * Certain exhibits and schedules to this Exhibit filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.


                                    UNITED STATES FILTER CORPORATION


                                    By:   /s/ Kevin L. Spence
                                          ---------------------------

                                    Name:  Kevin L. Spence

                                    Title: Executive Vice President and
                                           Chief Financial Officer


Date:  March 23, 1999

                                 EXHIBIT INDEX
                                 --------------

      Exhibit
      Number        Description
      --------      ------------

      2.01 Agreement and Plan of Merger dated as of March 22, 1999 by and among Vivendi, its wholly owned subsidiary EAU Acquisition Corp. and United States Filter Corporation (filed herewith).*

      2.02 Stock Option Agreement dated as of March 22, 1999 by and between United States Filter Corporation and Vivendi (filed herewith).

      99.01         Press Release dated March 22, 1999 (filed herewith).


      * Certain exhibits and schedules to this Exhibit filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.